                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21365

                 Seligman LaSalle Real Estate Fund Series, Inc.
               Seligman LaSalle Monthly Dividend Real Estate Fund
               (Exact name of Registrant as specified in charter)

                                 100 Park Avenue
                            New York, New York 10017
               (Address of principal executive offices) (Zip code)

                                Lawrence P. Vogel
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code:               (212) 850-1864

Date of fiscal year end:                    12/31

Date of reporting period:                   12/31/03

ITEM 1. Reports to stockholders.

Seligman LaSalle Monthly Dividend Real Estate Fund
Annual Report December 31, 2003

Seligman

LaSalle Monthly Dividend
Real Estate Fund

Annual Report December 31, 2003 Seeking a High Level of Current Income and, Secondly, Capital Appreciation

Seligman

140 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 140 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1

Interview With Your
Portfolio Managers	2

Performance Overview	4

Portfolio Overview	6

Portfolio of Investments	8

Statement of Assets
and Liabilities	10

Statement of
Operations	11

Statement of
Changes in Net Assets	12

Notes to Financial
Statements	13

Financial Highlights	18

Report of Independent
Auditors	19

Directors and Officers	20

Proxy Voting Policies
and Procedures	23

Glossary of Financial
Terms	24

For More Information	back
cover

To The Shareholders

We are pleased to present the first annual shareholder report for Seligman LaSalle Monthly Dividend Real Estate Fund. This report contains an interview with your Fund’s Portfolio Managers, as well as investment results and audited financial statements, including a portfolio of investments.

From the Fund’s inception on July 16, 2003, through December 31, 2003, the Fund posted a total return of 15.36% based on the net asset value of Class A shares. During the same time period, the overall Real Estate Investment Trust (REIT) market, as measured by the NAREIT Equity REIT Index, returned 16.43%, and the stock market, as measured by the S&P 500 Index, returned 12.79%.

As you are probably aware, the mutual fund industry has been dealing with the issue of market timing and other disruptive or illegal trading practices in mutual fund shares. J. & W. Seligman & Co. Incorporated, which manages a family of mutual funds, including your Fund, has conducted an extensive internal review regarding these matters, the results of which have been previously reported to shareholders. For more information, please visit the Seligman website, www.seligman.com.*

We thank you for your continued support of Seligman LaSalle Monthly Dividend Real Estate Fund and look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 26, 2004

  *The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

Interview With Your Portfolio Managers
Stanley Kraska and Keith Pauley

Q:	How did Seligman LaSalle Monthly Dividend Real Estate Fund perform from its inception on July 16, 2003, through December 31, 2003?
A:	Seligman LaSalle Monthly Dividend Real Estate Fund delivered a total return of 15.36% based on the net asset value of Class A shares for the period since inception through December 31, 2003. During the same time period, its benchmark, the NAREIT Equity REIT Index, returned 16.43%, and the stock market, as measured by the S&P 500 Index, returned 12.79%.

Q:	What market conditions and events materially affected the Fund’s performance during this time period?
A:

Although the US economy began to recover in 2003, real estate fundamentals stayed weak, with property earnings at a cyclical low. Continued low interest rates helped offset weak fundamentals, providing many companies with an opportunity to lower their financing costs. Based on our analysis of the reported Funds From Operations earnings of more than 120 REITs and real estate companies in our analytical universe, earnings of real estate companies slipped only slightly in 2003, down 3% from their 2002 level. Dividend rates were increased by more than half of the companies in our analytical universe.

At year-end, the retail sector continued to be strong with high occupancies and positive same-store sales, as compared with same-store sales in 2002. Improved operator fundamentals, constrained supply, and increases in government reimbursement rates helped health-care property-owning real estate companies make solid progress in 2003 as compared with 2002. The hotel sector finally began to show positive comparisons in Revenue-Per-Available-Room since the middle of 2003 as compared with comparable periods in 2002. Apartments and offices remained relatively weak during the whole fiscal year, as they continued to suffer the fallout from the weak corporate earnings and job losses of recent years. Fund flows into the REIT sector in 2003 were significant, totaling more than $4 billion and providing a boost to stock.

PORTFOLIO MANAGEMENT

The portfolio of Seligman LaSalle Monthly Dividend Real Estate Fund is managed by Stanley Kraska and Keith Pauley of LaSalle Securities. They and their investment team seek to provide a high level of current income and, secondly, capital appreciation by investing in US equity real estate securities.

Interview With Your Portfolio Managers
Stanley Kraska and Keith Pauley

performance. Both retail and institutional investors continued to invest additional capital into the REIT sector. At year-end, real estate mutual fund assets exceeded $27 billion. We attribute this to an increased recognition of the potential diversification and stability benefits of real estate investments, a growing interest by investors in current income, and the continued increase in allocations to the sector by both individual and institutional investors.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?
A:	A primary objective of the Fund was to provide a high current yield to investors. At year-end the Fund’s portfolio yield was 1.09% higher than the yield of the benchmark NAREIT Equity Index.

In the second half of 2003, higher-yielding real estate stocks tended to produce a somewhat lower total return than did lower-yielding companies. At year-end, the Fund’s principal property sector overweightings versus the benchmark were in the health care and office sectors (these also represented the Fund’s largest weightings); the major underweighted sectors versus the benchmark were regional malls and apartments. The best performing major sector in the Fund’s portfolio was health care, which benefited from improved operator fundamentals and a better regulatory environment. The Fund’s significant overweighting in the sector was a major contributor to performance. On the other hand, regional malls have been strong performers for several years, and offered very low dividend yields in 2003. The Fund was underweighted in the sector, which continued to do quite well; Fund performance was negatively impacted as a result of this underweighting.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance Overview

This chart compares $10,000 hypothetical investments made in Seligman LaSalle Monthly Dividend Real Estate Fund, with and without the initial 4.75% maximum sales charge for Class A shares, with the 5% contingent deferred sales charge (“CDSC”) for Class B shares, with the intitial 1% maximum sales charge and CDSC for Class C shares, and with the 1% CDSC for Class D and Class R shares, and assumes the investment of dividends and capital gain distributions, if any, from the commencement of operations at the close of business on July 16, 2003, through December 31, 2003, to $10,000 investments in the NAREIT Equity REIT and the S&P 500 Indices for the same period. The performance of Seligman LaSalle Monthly Dividend Real Estate Fund Class I which commenced on November 24, 2003, is not shown in this chart but is included in the table on page 5. It is important to keep in mind that the NAREIT Equity REIT and the S&P 500 Indices excludes the effect of any fees or sales charges. Past performance is not indicative of future investment results. This chart does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares.

Net Asset Value
	12/31/03	Inception**

Class A	$8.04	$7.14

Class B	8.04	7.14

Class C	8.04	7.14

Class D	8.04	7.14

Class I	8.04	7.61

Class R	8.04	7.14

See footnotes on page 5.

Performance Overview

Investment Results
Total Returns*
For the Period Ended December 31, 2003

							NAREIT
			Since Inception**				Equity
							REIT	S&P 500
	Class A	Class B	Class C	Class D	Class I	Class R	Index***	Index***

With Sales Charge	9.82%	10.02%	12.91%	14.02%	5.49%	14.25%	n/a	n/a

Without Sales Charge
and/or CDSC	15.36%	15.02%	15.02%	15.02%	5.49%	15.24%	16.43%	12.79%

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less that their original cost. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency. Performance data quoted does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares.

For the period July 16, 2003 (inception), to December 31, 2003, the Manager reimbursed certain expenses of the Fund pursuant to an agreement that was in effect until at least December 31, 2003. Absent such expense reimbursements, Fund performance would have been lower.

*	Return figures reflect any change in price per share, and assume the reinvestment of dividends and capital gain distributions, if any. Return figures for Class A shares are calculated without and with the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated without and with the effect of the maximum 5% contingent deferred sales charge (CDSC), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated without and with the effect of the maximum 1% initial sales charge, and the 1% CDSC charged only on redemptions made within 18 months of the date of purchase. Returns for Class D shares and Class R shares are calculated with and without the effect of the 1% CDSC, charged only on redemptions made within one year of the date of purchase.
**	Inception date for Classes A, B, C, D, and R is July 16, 2003, Class I inception date is November 24, 2003. Returns for periods of less than one year are not annualized. Returns are calculated from the close of business on July 16, 2003 for Classes A, B, C, D and R, and from the close of business on November 24, 2003 for Class I.
***	The NAREIT Equity REIT Index is a commonly used index measuring the performance of all publicly-traded real estate trusts that are Equity REITs as determined by the National Association of Real Estate Investment Trusts. The S&P 500 Index measures the performance of 500 of the largest US public companies based on market capitalization. The indices are unmanaged, do not include any expenses, taxes, fees, or charges and performance is calculated assuming the reinvestment of all distributions. An investor cannot invest directly in either index.

Portfolio Overview

Diversification of Net Assets
December 31, 2003

				Percent of
	Issues	Cost	Value	Net Assets

Common Stocks
Apartments	4	$5,114,383	$5,292,921	12.7

Commercial Finance	1	614,182	728,177	1.7

Diversified	2	2,326,842	2,543,502	6.1

Health Care	5	5,433,750	6,011,317	14.4

Industrial	1	1,455,832	1,630,657	3.9

Lodging/Resorts	2	1,476,824	1,663,091	4.0

Manufactured Homes	1	326,324	321,209	0.8

Office	8	8,604,095	9,155,603	22.0

Office/Industrial	3	2,226,271	2,384,247	5.7

Regional Malls	3	3,786,667	3,965,882	9.5

Self Storage	1	739,098	830,080	2.0

Shopping Centers	5	4,686,472	5,001,461	12.0

Specialty	1	921,854	1,002,390	2.4

	37	37,712,594	40,530,537	97.2

Short-Term Holdings and
Other Assets Less Liabilities	1	1,143,205	1,143,205	2.8

Net Assets	38	38,855,799	41,673,742	100.0

Largest Industries
December 31, 2003

Percent of
Net Assets

Portfolio Overview

Largest Portfolio Holdings
December 31, 2003

Security	Market Value	Percent of Net Assets
Equity Office Properties Trust	$2,668,948	6.4

Simon Properties Group, Inc.	2,053,140	4.9

Health Care Property Investors, Inc.	1,708,353	4.1

Healthcare Realty Trust, Inc.	1,677,605	4.0

Town & Country Trust	1,646,280	4.0

EastGroup Properties, Inc.	1,630,657	3.9

Prentiss Properties Trust	1,619,974	3.9

Home Properties Inc.	1,603,645	3.8

Nationwide Health Properties, Inc.	1,564,880	3.8

Archstone-Smith Trust	1,545,783	3.7

Portfolio of Investments
December 31, 2003

	Shares	Value
Common Stocks 97.2%

Apartments 12.7%

Apartment Investment & Management	14,412	$497,213

Archstone-Smith Trust	55,246	1,545,783

Home Properties	39,704	1,603,645

Town & Country	64,942	1,646,280

		5,292,921

Commercial Finance 1.7%

Newcastle Investment	26,870	728,177

Diversified 6.1%

Colonial Properties Trust	30,758	1,218,017

Crescent Real Estate Equities	77,378	1,325,485

		2,543,502

Health Care 14.4%

Health Care Property Investors	33,629	1,708,353

Healthcare Realty Trust	46,926	1,677,605

National Health Investors	26,150	650,612

Nationwide Health Properties	80,045	1,564,880

Senior Housing Properties Trust	23,788	409,867

		6,011,317

Industrial 3.9%

EastGroup Properties	50,360	1,630,657

Lodging/Resorts 4.0%

Hospitality Properties Trust	29,589	1,221,434

LaSalle Hotel Properties	23,809	441,657

		1,663,091

Manufactured Homes 0.8%

Sun Communities	8,300	321,209

Office 22.0%

Areden Realty	23,131	701,795

CarrAmerica Realty	27,875	830,118

Equity Office Properties Trust	93,157	2,668,948

Glenborough Realty Trust	29,538	589,283

Highwoods Properties	31,201	792,505

HRPT Properties	76,916	776,082

Maguire Properties	48,432	1,176,898

Prentiss Properties	49,105	1,619,974

		9,155,603

Portfolio of Investments
December 31, 2003

	Shares
	or Principal
	Amount		Value
Office/Industrial 5.7%

Duke Realty	26,617	Shs.	$825,127

Kilroy Realty	10,135		331,921

Reckson Associates Realty	50,502		1,227,199

			2,384,247

Regional Malls 9.5%

Glimcher Realty Trust	48,273		1,080,350

Mills	18,918		832,392

Simon Properties Group	44,306		2,053,140

			3,965,882

Self Storage 2.0%

Sovran Self Storage	22,344		830,080

Shopping Centers 12.0%

Heritage Properties Investment Trust	49,765		1,415,814

New Plan Excel Realty Trust	24,206		597,161

Ramco-Gerhenson Properties Trust	43,965		1,244,210

Regency Centers	25,909		1,032,474

Tanger Factory Outlet Centers	17,489		711,802

			5,001,461

Specialty 2.4%

Entertainment Properties Trust	28,879		1,002,390

Total Common Stocks (Cost $37,712,594)			40,530,537

Repurchase Agreement 0.3%

State Street Repo 0.72% dated 12/31/03
maturing 1/2/04 in the amount of $116,005, collateralized by:
$110,000 US Treasury Notes 4.875%, 2/15/12, with a
fair market value of $118,387 (Cost $116,000)	$116,000		116,000

Total Investments (Cost $37,828,594) 97.5%			40,646,537

Other Assets Less Liabilities 2.5%			1,027,205

Net Assets 100.0%			$41,673,742

See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2003

Assets:

Investments, at value:

Common stocks (Cost $37,712,594)	$40,530,537

Repurchase agreement (Cost $116,000)	116,000	$40,646,537

Receivable for Capital Stock sold		831,491

Receivable for dividends and interest		232,027

Receivable from the Manager (Note 5)		68,681

Expenses prepaid to shareholder service agent		10,991

Other		18,296

Total Assets		41,808,023

Liabilities:

Management fee payable		28,551

Distribution and service fees payable		24,531

Payable for Capital Stock repurchased		17,886

Accrued expenses and other		63,313

Total Liabilities		134,281

Net Assets		$41,673,742

Composition of Net Assets:

Captial Stock, at $0.001 par value; (1,000,000,000 shares authorized;
5,182,207 shares outstanding):

Class A		$1,911

Class B		810

Class C		2,007

Class D		414

Class I		39

Class R		1

Additional paid-in capital		38,794,722

Accumulated net realized gain		55,895

Net unrealized appreciation of investments		2,817,943

Net Assets		$41,673,742

Net Asset Value Per Share:

Class A ($15,364,273 ÷ 1,910,537)		$8.04

Class B ($6,516,342 ÷ 810,357)		$8.04

Class C ($16,136,433 ÷ 2,006,547)		$8.04

Class D ($3,329,428 ÷ 414,070)		$8.04

Class I ($315,745 ÷ 39,263)		$8.04

Class R ($11,521 ÷ 1,433)		$8.04

See Notes to Financial Statements.

Statement of Operations
For the Period July 16, 2003* to December 31, 2003

Investment Income:

Dividends	$398,992

Interest	1,364

Total Investment Income	400,356

Expenses:

Management fee	79,877

Distribution and service fees	63,906

Directors’ fees and expenses	37,257

Custody and related services	35,470

Auditing and legal fees	30,476

Shareholder account services	29,513

Shareholder reports and communications	15,500

Registration	11,142

Miscellaneous	3,991

Total Expenses Before Reimbursements	307,132

Reimbursement of expenses	(122,536)

Total Expenses After Reimbursements	184,596

Net Investment Income	215,760

Net Realized and Unrealized Gain on Investments

Net realized gain on investments	259,573

Capital gain distributions from investments	65,824

Net change in unrealized appreciation of investments	2,817,943

Net Gain on Investments	3,143,340

Increase in Net Assets from Operations	$3,359,100

* Commencement of operations.

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the Period July 16, 2003* to December 31, 2003

Operations:

Net investment income	$215,760

Capital gain distributions from investments	65,824

Net realized gain on investments	259,573

Net unrealized appreciation of investments	2,817,943

Increase in Net Asset from Operations	3,359,100

Distributions to Shareholders:

Net Investment Income**

Class A	(91,207)

Class B	(32,187)

Class C	(75,748)

Class D	(15,958)

Class I	(544)

Class R	(116)

(215,760)

Dividends in Excess of Net Investment Income:**

Class A	(80,471)

Class B	(28,397)

Class C	(66,830)

Class D	(14,079)

Class I	(480)

Class R	(103)

(190,360)

Net Realized Short-Term Gain on Investments:**

Class A	(35,272)

Class B	(14,727)

Class C	(34,965)

Class D	(7,315)

Class I	(630)

Class R	(28)

(92,937)

Decrease in Net Assets from Distributions	(499,057)

Capital Share Transactions:

Net proceeds from sales of shares	34,694,107

Investment of dividends	242,013

Exchanged from associated funds	4,766,872

Shares issued in payment of gain distributions	64,244

Total	39,767,236

Cost of shares repurchased	(967,227)

Exchanged into associated funds	(86,313)

Total	(1,053,540)

Increase in Net Assets from Capital Share Transactions	38,713,696

Increase in Net Assets	41,573,739

Net Assets:

Beginning of period	100,003

End of period	$41,673,742

* Commencement of operations.
** For tax purposes, these distributions are considered ordinary income.
See Notes to Financial Statements.
12

Notes to Financial Statements

1.	Organization — Seligman LaSalle Monthly Dividend Real Estate Fund (the “Fund”) was incorporated in Maryland on May 30, 2003, as an open-ended management investment company. The Fund had no operations prior to July 16, 2003 (commencement of operations) other than those relating to organizational matters and, on July 2, 2003, the sale and issuance to Seligman Advisors, Inc. (the “Distributor”) of 8,406 Class A shares of Capital Stock for $60,019 and 1,400 shares for each of Class B, Class C, Class D and Class R shares, each at a cost of $9,996. On November 21, 2003, the Distributor sold its shares of Class B, Class C and Class D and purchased 4,264 Class I shares at a cost of $32,448.

2.	Multiple Classes of Shares — The Fund offers six classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase.

Class C shares primarily are sold with an initial sales charge of up to 1% and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Effective November 25, 2003, Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. The Fund expects to elect to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gains.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal

Notes to Financial Statements

income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the period ended December 31, 2003, distribution and service fees, shareholder account services, and registration expenses were the class-specific expenses.

f.	Distributions to Shareholders — The treatment for financial statement purposes of distributions made to shareholders during the period from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

	g.	Organizational and Offering Expenses — Costs incurred in connection with the organization and initial offering of the Fund have been paid directly by the Manager.

4.

Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the period ended December 31, 2003, aggregated $41,137,250 and $3,447,421, respectively.

At December 31, 2003, the cost of investments for federal income tax purposes was $37,702,583. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $10,011. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $2,889,613 and $71,670, respectively.

5.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.90% per annum of the Fund’s average daily net assets. LaSalle Investment Management (Securities), L.P. (the “Subadviser”), subadvises the Fund and is responsible for furnishing investment advice, research, and assistance with respect to the Fund’s investments. Under the subadvisory agreement, the Manager pays the Subadviser 0.45% per annum of the Fund’s average daily net assets. The Manager voluntarily agreed to waive its fee and reimburse expenses other than management and 12b-1 fees that exceed 0.75% per annum of the average daily net assets through August 14, 2003; thereafter, the Manager and Subadviser voluntarily agreed to waive their fees and reimburse expenses other than management and 12b-1 fees that exceed 0.45% per annum of the average daily net assets through December 31, 2003. The amount of these reimbursements for the period ended December 31, 2003 are disclosed in the Statement of Operations, and the amount receivable from the Manager and Subadviser at December 31, 2003 is disclosed in the Statement of Assets and Liabilities.

Notes to Financial Statements

Seligman Advisors, Inc., agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $36,189 from sales of Class A shares. Commissions of $291,807 and $131,622 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the period ended December 31, 2003, fees incurred under the Plan aggregated $8,513, or 0.25% per annum of average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the period July 16, 2003 to December 31, 2003, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $14,377, $33,902, and $7,089, respectively. Fees incurred in respect of Class R shares were $25, equivalent to 0.50% per annum of average daily net assets.

T he Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D, and Class R shares. For the period July 16, 2003 to December 31, 2003, such charges amounted to $1,955.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the period July 16, 2003 to December 31, 2003, amounted to $15,865.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the period July 16, 2003 to December 31, 2003, Seligman Services, Inc. received commissions of $38 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $520, pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $29,513 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

Notes to Financial Statements

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2003, the Fund’s potential obligation under the Guaranties is $18,600. As of December 31, 2003, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.
6.	Capital Share Transactions — The Fund has authorized 1,000,000,000 shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	July 16, 2003* to December 31, 2003

	Class A		Class B

	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	1,720,457	$12,895,587	607,506	$4,526,332

Investment of dividends	12,256	93,548	5,336	40,886

Exchanged from associated funds	256,586	1,896,847	198,622	1,503,703

Shares issued in payment of
gain distribution	2,878	22,723	1,405	11,075

Total	1,992,177	14,908,705	812,869	6,081,996

Cost of shares repurchased	(86,112)	(667,627)	(3,912)	(30,408)

Exchanged into associated funds	(3,934)	(28,783)	—	—

Total	(90,046)	(696,410)	(3,912)	(30,408)

Increase	1,902,131	$14,212,295	808,957	$6,051,588

	Class C		Class D

	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	1,908,860	$14,341,849	347,936	$2,623,972

Investment of dividends	11,625	88,886	2,297	17,450

Exchanged from associated funds	118,432	868,994	67,224	497,328

Shares issued in payment of
gain distribution	3,102	24,504	672	5,284

Total	2,042,019	15,324,233	418,129	3,144,034

Cost of shares repurchased	(33,470)	(258,343)	(1,425)	(10,849)

Exchanged into associated funds	(3,402)	(25,675)	(4,034)	(31,855)

Total	(36,872)	(284,018)	(5,459)	(42,704)

Increase	2,005,147	$15,040,215	412,670	$3,101,330

Notes to Financial Statements

	July 16, 2003* to December 31, 2003

	Class I		Class R

	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	39,053	$306,367	—	—

Investment of dividends	130	1,024	29	219

Shares issued in payment of
gain distribution	80	630	4	28

Total	39,263	308,021	33	247

Cost of shares repurchased	—	—	—	—

Exchanged into associated funds	—	—	—	—

Total	—	—	—	—

Increase	39,263	$308,021	33	$247

*	Commencement of operations.
7.	Other Matters — The Manager has been conducting an extensive internal review in response to recent developments regarding disruptive or illegal trading practices within the mutual fund industry. The Manager’s review noted one market timing relationship that was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced in September 2003. Additionally, the Manager identified three other market timing arrangements, all of which had been terminated, the most recent in September 2002. The Manager is confident that any financial impact of these arrangements on any Seligman Fund was minimal. The Securities and Exchange Commission (the “SEC”) and the Attorney General of the State of New York also are reviewing these matters.

In connection with the Manager’s internal review, the Manager has also reviewed its practice of placing some of the Seligman Equity Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Equity Funds. This is a common practice and permissible when done properly. Although the Manager believes that the execution of all such orders was consistent with its best execution obligations, the Manager may have violated applicable requirements for certain of such orders as a result of compensation arrangements that the Distributor had with certain brokerage firms. The Manager is confident that the Seligman Equity Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager is also responding to information requests from the SEC relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions.

The Independent Directors of the Board of the Fund have been reviewing, and will continue to review, the foregoing matters. If the Fund has incurred financial harm as a result of violations of law or internal policies by the Manager or its personnel, the Manager will make restitution to the Fund.

Financial Highlights

The table below is intended to help you understand each Class’s financial performance from its inception. Certain information reflects financial results for a single share of a Class that was held throughout the period shown. Per share amounts are calculated using average shares outstanding during the period. “Total return” shows the rate that you would have earned on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for the period.

	July 16, 2003* to December 31, 2003

	Class A	Class B	Class C	Class D	Class I**	Class R

Per Share Data:

Net Asset Value, Beginning of Period	$7.14	$7.14	$7.14	$7.14	$7.61	$7.14

Income from Investment Operations:

Net investment income	0.10	0.07	0.07	0.07	0.03	0.09

Net realized and unrealized gain
on investments	0.98	0.99	0.99	0.99	0.45	0.99

Total from Investment Operations	1.08	1.06	1.06	1.06	0.48	1.08

Less Distributions:

Distributions from net investment income	(0.09)	(0.07)	(0.07)	(0.07)	(0.02)	(0.08)

Distributions in excess of net income	(0.07)	(0.07)	(0.07)	(0.07)	(0.01)	(0.08)

Distributions from net realized capital gain	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)

Total Distributions	(0.18)	(0.16)	(0.16)	(0.16)	(0.05)	(0.18)

Net Asset Value, End of Period	$8.04	$8.04	$8.04	$8.04	$8.04	$8.04

Total Return:	15.36%	15.02%	15.02%	15.02%	5.49%	15.24%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$15,348	$6,432	$15,916	$3,329	$315	$12

Ratio of expenses to average net assets†	1.59%	2.34%	2.34%	2.34%	0.94%	1.84%

Ratio of net investment income
to average net assets†	2.86%	2.11%	2.11%	2.11%	3.42%	2.61%

Portfolio turnover rate	19.40%	19.40%	19.40%	19.40%	19.40%#	19.40%

Without expenses reimbursementø

Ratio of expenses to average net assets†	2.96%	3.72%	3.72%	3.72%	2.45%	3.21%

Ratio of net investment income
to average net assets†	1.50%	0.75%	0.75%	0.75%	1.91%	1.25%

*	Commencement of operations (excluding Class I). Total returns are calculated from the close of business July 16, 2003.
**	Commencement of operations November 24, 2003. Total returns are calculated from the close of business November 24, 2003.
†	Annualized.
ø	The Manager and Subadviser have agreed to reimburse certain expenses of the Fund.
#	For the period July 16, 2003 to December 31, 2003.

See Notes to Financial Statements.

Report of Independent Auditors

The Board of Directors and Shareholders,
Seligman LaSalle Monthly Dividend Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Seligman LaSalle Monthly Dividend Real Estate Fund (the “Fund”), including the portfolio of investments, as of December 31, 2003, and the related statements of operations and changes in net assets for the period July 16, 2003 (commencement of operations) to December 31, 2003, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman LaSalle Monthly Dividend Real Estate Fund, Inc. as of December 31, 2003, the results of its operations and changes in its net assets for the period July 16, 2003 (commencement of operations) to December 31, 2003, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 26, 2004

Directors and Officers
Information pertaining to the Directors and Officers of Seligman LaSalle Monthly Dividend Real Estate Fund is set forth below.

Independent Directors

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Robert B. Catell (66)[3,4]	Chairman and Chief Executive Officer of KeySpan Corporation (diversified
• Director: July 2003	energy, gas and electrical company); Director or Trustee of each of the
to Date	investment companies of the Seligman Group of Funds† (except
• Oversees 60 Portfolios	Seligman Cash Management Fund, Inc.); Director, Alberta Northeast Gas,
in Fund Complex	Ltd., Boundary Gas Inc., Taylor Gas Liquids, Ltd., and The Houston
Exploration Company (oil and gas exploration, development and produc-
tion companies); Edison Electric Institute, New York State Energy
Research and Development Authority, Independence Community Bank,
Business Council of New York State, Inc., New York City Partnership, and
the Long Island Association (business and civic organizations).

John R. Galvin (74)[2,4]	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts
• Director: July 2003	University; Director or Trustee of each of the investment companies of
to Date	the Seligman Group of Funds†; and Chairman Emeritus, American
• Oversees 61 Portfolios	Council on Germany. Formerly, Governor of the Center for Creative
in Fund Complex	Leadership; Director, Raytheon Co. (defense and commercial electronics)
and USLIFE Corporation (life insurance). From June 1987 to June 1992,
Mr. Galvin was the Supreme Allied Commander, Europe and the
Commander-in-Chief, United States European Command.

Alice S. Ilchman (68)[3,4]	President Emerita, Sarah Lawrence College; Director or Trustee of each of
• Director: July 2003	the investment companies of the Seligman Group of Funds†; Director,
to Date	Jeannette K. Watson Summer Fellowships (summer internships for col-
• Oversees 61 Portfolios	lege students); Trustee, Save the Children (non-profit child-assistance
in Fund Complex	organization) and the Committee for Economic Development; a
Governor of the Court of Governors, London School of Economics; and
Director, Public Broadcasting Service (PBS). Formerly, Chairman, The
Rockefeller Foundation (charitable foundation) and Director, New York
Telephone Company.

Frank A. McPherson (70)[3,4]	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee
• Director: July 2003	Corporation (diversified energy company); Director or Trustee of each of the
to Date	investment companies of the Seligman Group of Funds†; Director,
• Oversees 61 Portfolios	ConocoPhillips (integrated international oil corporation); Integris Health
in Fund Complex	(owner of various hospitals); BOK Financial (bank holding company);
Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research
Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public
Schools Foundation and Oklahoma Foundation for Excellence in Education.
Formerly, Director, Kimberly-Clark Corporation (consumer products) and the
Federal Reserve System’s Kansas City Reserve Bank.

See footnotes on page 23.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman LaSalle Monthly Dividend Real Estate Fund is set forth below.

Independent Directors (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

John E. Merow (74)[2,4]	Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm);
• Director: July 2003	Director or Trustee of each of the investment companies of the Seligman
to Date	Group of Funds†; Director, Commonwealth Industries, Inc. (manufacturer
• Oversees 61 Portfolios	of aluminum sheet products); Director and Treasurer, the Foreign Policy
in Fund Complex	Association; Director Emeritus, Municipal Art Society of New York;
Trustee and Secretary, the U.S. Council for International Business; Trustee
and Vice Chairman, New York-Presbyterian Healthcare System, Inc.;
Trustee, New York-Presbyterian Hospital; and Member of the American
Law Institute and Council on Foreign Relations.

Betsy S. Michel (61)[2,4]	Attorney; Director or Trustee of each of the investment companies of the
• Director: July 2003	Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation
to Date	(charitable foundation) and World Learning, Inc. (international educa-
• Oversees 61 Portfolios	tional training). Formerly, Chairman of the Board of Trustees of St.
in Fund Complex	George’s School (Newport, RI).

Leroy C. Richie (62)[2,4]	Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library
• Director: July 2003	of technical standards); Director or Trustee of each of the investment
to Date	companies of the Seligman Group of Funds†(except Seligman Cash
• Oversees 60 Portfolios	Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified
in Fund Complex	energy company) and Infinity, Inc. (oil and gas services and exploration);
Director and Chairman, Highland Park Michigan Economic Development
Corp. Formerly, Trustee, New York University Law Center Foundation; Vice
Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.;
Chairman and Chief Executive Officer, Capital Coating Technologies, Inc.
(applied coating technologies); and Vice President and General Counsel,
Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (71)[3,4]	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee
• Director: July 2003	of each of the investment companies of the Seligman Group of Funds†.
to Date	Formerly, Director, USLIFE Corporation (life insurance).
• Oversees 61 Portfolios
in Fund Complex

James N. Whitson (68)[2,4]	Retired Executive Vice President and Chief Operating Officer, Sammons
• Director: July 2003	Enterprises, Inc. (a diversified holding company); Director or Trustee of each
to Date	of the investment companies of the Seligman Group of Funds†; Director,
• Oversees 61 Portfolios	C-SPAN (cable television network) and CommScope, Inc. (manufacturer of
in Fund Complex	coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc.

See footnotes on page 23.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman LaSalle Monthly Dividend Real Estate Fund is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

William C. Morris (65)*[1]	Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board
• Director and Chairman	and Director or Trustee of each of the investment companies of the
of the Board:	Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman
July 2003 to Date	Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic prop-
• Oversees 61 Portfolios	pants for oil and gas industry); and Director, Seligman Data Corp.
in Fund Complex	Formerly, Director, Kerr-McGee Corporation (diversified energy company)
and Chief Executive Officer of each of the investment companies of the
Seligman Group of Funds.

Brian T. Zino (51)*[1]	Director and President, J. & W. Seligman & Co. Incorporated; Chief
• Director, President, and	Executive Officer, President and Director or Trustee of each of the invest-
Chief Executive Officer:	ment companies of the Seligman Group of Funds†; Director, Seligman
July 2003 to Date	Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data
• Oversees 61 Portfolios	Corp.; Member of the Board of Governors of the Investment Company
in Fund Complex	Institute; and Chairman, ICI Mutual Insurance Company.

Lawrence P. Vogel (47)	Senior Vice President and Treasurer, Investment Companies, J. & W.
• Vice President	Seligman & Co. Incorporated; Vice President and Treasurer of each of the
and Treasurer:	investment companies of the Seligman Group of Funds†; Treasurer,
July 2003 to Date	Seligman Data Corp. Formerly, Senior Vice President, Finance,
J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and
Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice
President and Treasurer, Seligman International, Inc. and Treasurer,
Seligman Henderson Co.

See footnotes on page 23.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman LaSalle Monthly Dividend Real Estate Fund is set forth below.

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Frank J. Nasta (39)	Managing Director, General Counsel and Corporate Secretary, J. & W.
• Secretary:	Seligman & Co. Incorporated; Secretary of each of the investment compa-
July 2003 to Date	nies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman
Services, Inc., Seligman International, Inc. and Seligman Data Corp.
Formerly, Senior Vice President, Law and Regulation, J. & W. Seligman & Co.
Incorporated; and Corporate Secretary, Seligman Henderson Co.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 23 registered investment companies.
*	Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

Proxy Voting Policies and Procedures

The policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free 800-221-2450 in the US or collect 212-682-7600 outside the US or (ii) on the SEC’s website at http://www.sec.gov.

Glossary of Financial Terms

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Contingent Deferred Sales Charge (CDSC) — Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective — The shared investment goal of a fund and its shareholders.

Management Fee — The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares — Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Glossary of Financial Terms

Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s financial highlights.

Real Estate Investment Trust (REIT) — A REIT is a company dedicated to owning, and in most cases, operating income-producing real estate, such as apartments, shopping centers, offices and warehouses. Some REITs also engage in financing real estate.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semi-annual compounding.

Securities and Exchange Commission — The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

Adapted from the Investment Company Institute’s 2002 Mutual Fund Fact Book, AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001 and National Association of Real Estate Investment Trust website.

Manager J. & W. Seligman & Co.
100 Park Avenue • New York, NY 10017

General Distributor
Seligman Advisors, Inc.
100 Park Avenue • New York, NY 10017

Subadviser
LaSalle Investment Management (Securities) L.P.
100 East Pratt Street
Baltimore, MD 21202

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue • New York, NY 10017

General Counsel
 Sullivan & Cromwell LLP

Independent Auditors
 Deloitte & Touche LLP

For More Information

Important Telephone Numbers

(800) 221-2450	Shareholder Services

(800) 445-1777	Retirement Plan Services

(212) 682-7600	Outside the United States

(800) 622-4597	24-Hour Automated Telephone Access Service

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REMD2 12/03

ITEM 2.  CODE OF ETHICS.

         As of December 31, 2003, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The registrant's board of directors has determined that Mr. James N.
         Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is "independent" as such term is defined in Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) - (d) Aggregate fees billed to the registrant for the period from inception (July 16, 2003) to December 31, 2003 for professional services rendered by the registrant's principal accountant were as follows:

         ---------------------------- -------------
                                          2003
         ---------------------------- -------------
         Audit Fees                     $28,000
         ---------------------------- -------------
         Audit-Related Fees                  --
         ---------------------------- -------------
         Tax Fees                            --
         ---------------------------- -------------
         All Other Fees                      --
         ---------------------------- -------------

         Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

         Aggregate fees billed by the registrant's principal accountant for the period July 16, 2003 through December 31, 2003 for non-audit services provided to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

                                                  2003
                                                  ----
           Audit-Related Fees                   $109,980
           Tax Fees                                7,500

         Audit-related fees include amounts for (i) attestation services for the registrant's shareholder service agent; (ii) review of certain internal controls of such shareholder service agent's sub-agent; and (iii)
         performance of certain agreed-upon procedures relating to certain services performed by the registrant's distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for the registrant's shareholder service agent.

         (e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant's independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant's principal accountant for the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser's affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

         The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

         Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

         (2) No services included in (b) - (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule
         2-01 of Regulation S-X.

         (f) Not applicable.

         (g) The aggregate fees billed for the period July 16, 2003 through
         December 31, 2003 by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser
         (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $117,480.

         (h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a)      The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)      The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a)(1)   Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)      Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.

By:      /s/ BRIAN T. ZINO
         Brian T. Zino
         President and Chief Executive Officer

Date:    March 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:      /s/ BRIAN T. ZINO
         Brian T. Zino
         President and Chief Executive Officer

Date:    March 8, 2004

By:      /s/ LAWRENCE P. VOGEL
         Lawrence P. Vogel
         Vice President, Treasurer and Chief Financial Officer

Date:    March 8, 2004

SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.

EXHIBIT INDEX

         (a)(1)   Code of Ethics for Principal Executive and Principal Financial
                  Officers

         (a)(2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the
                  Investment Company Act of 1940.

         (b)      Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company
                  Act of 1940.